POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, NORTHERN LIGHTS FUND TRUST II, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement (File Nos. 333-173560 and 811-22549) with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints ANDREW ROGERS, KEVIN WOLF AND JAMES ASH, as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Trust has caused its name to be subscribed hereto by the Trustee this 18th day of May, 2011

NORTHERN LIGHTS FUND TRUST II

By: /s/ Brian Nielsen

Brian Nielsen

Trustee

STATE OF ARIZONA

)

)

ss:

COUNTY OF MARICOPA

)

Before me, a Notary Public, in and for said county and state, personally appeared Brian Nielsen, Trustee, who represented that he is duly authorized in the premises, and who is known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 18th day of May, 2011.

/s/ Sally I. Stewart

Notary Public

My commission expires

April 2, 2013

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, NORTHERN LIGHTS FUND TRUST II, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement (File Nos. 333-173560 and 811-22549) with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints ANDREW ROGERS, KEVIN WOLF AND JAMES ASH, as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Trust has caused its name to be subscribed hereto by the Trustee this 24th day of May, 2011.

NORTHERN LIGHTS FUND TRUST II

By: /s Charles Dry

Charles Dry

Trustee

STATE OF OKLAHOMA

)

)

ss:

COUNTY OF OKLAHOMA

)

Before me, a Notary Public, in and for said county and state, personally appeared Charles Dry, Trustee, who represented that he is duly authorized in the premises, and who is known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 24th day of May, 2011.

/s/ Carri Allenbach

Notary Public

               My commission expires: January 15, 2012

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, NORTHERN LIGHTS FUND TRUST II, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement (File Nos. 333-173560 and 811-22549) with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints ANDREW ROGERS, KEVIN WOLF AND JAMES ASH, as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Trust has caused its name to be subscribed hereto by the Trustee this 26th day of May, 2011.

NORTHERN LIGHTS FUND TRUST II

By: /s/ Anthony Lewis

Anthony Lewis

Trustee

STATE OF KANSAS

)

)

ss:

COUNTY OF JOHNSON

)

Before me, a Notary Public, in and for said county and state, personally appeared Anthony Lewis, Trustee, who represented that he is duly authorized in the premises, and who is known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 26th day of May, 2011.

/s/ Jill Elaine Maloney

Notary Public

 My commission expires March 30, 2013

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, NORTHERN LIGHTS FUND TRUST II, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement (File Nos. 333-173560 and 811-22549) with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is the Treasurer and Principal Financial Officer of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints ANDREW ROGERS AND JAMES ASH, as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Trust has caused its name to be subscribed hereto by the Treasurer this 7th day of June, 2011.

NORTHERN LIGHTS FUND TRUST II

By: /s/ Kevin Wolf

Kevin Wolf

Treasurer and Principal Financial Officer

STATE OF NEW YORK

)

)

ss:

COUNTY OF SUFFOLK

)

Before me, a Notary Public, in and for said county and state, personally appeared Kevin Wolf, Treasurer and Principal Financial Officer, who represented that he is duly authorized in the premises, and who is known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 7th day of June, 2011.

/s/ Stephanie Hardie

Notary Public

My commission expires October 29, 2011

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, NORTHERN LIGHTS FUND TRUST II, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement (File Nos. 333-173560 and 811-22549) with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is the President and Principal Executive Officer of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints KEVIN WOLF AND JAMES ASH, as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Trust has caused its name to be subscribed hereto by the President this 7th day of June, 2011.

NORTHERN LIGHTS FUND TRUST II

By: /s/ Andrew Rogers

Andrew Rogers

President and Principal Executive Officer

STATE OF NEW YORK

)

)

ss:

COUNTY OF SUFFOLK

)

Before me, a Notary Public, in and for said county and state, personally appeared Andrew Rogers, President and Principal Executive Officer, who represented that he is duly authorized in the premises, and who is known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 7th day of June, 2011.

/s/ Stephanie Hardie

Notary Public

My commission expires October 29, 2011

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, NORTHERN LIGHTS FUND TRUST II, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement (File Nos. 333-173560 and 811-22549) with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints ANDREW ROGERS, KEVIN WOLF AND JAMES ASH, as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Trust has caused its name to be subscribed hereto by the Trustee this 18th day of May, 2011

NORTHERN LIGHTS FUND TRUST II

By: /s/ Keith Rhoades

Keith Rhoades

Trustee

STATE OF ARIZONA

)

)

ss:

COUNTY OF MARICOPA

)

Before me, a Notary Public, in and for said county and state, personally appeared Keith Rhoades, Trustee, who represented that he is duly authorized in the premises, and who is known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 18th day of May, 2011.

/s/ Sally I. Stewart

Notary Public

My commission expires

April 2, 2013

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, NORTHERN LIGHTS FUND TRUST II, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement (File Nos. 333-173560 and 811-22549) with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints ANDREW ROGERS, KEVIN WOLF AND JAMES ASH, as   attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Trust has caused its name to be subscribed hereto by the President this 18th day of May, 2011

NORTHERN LIGHTS FUND TRUST II

By: /s/ Randy Skalla

Randy Skalla

Trustee

STATE OF ARIZONA

)

)

ss:

COUNTY OF MARICOPA

)

Before me, a Notary Public, in and for said county and state, personally appeared Randy Skalla, Trustee, who represented that he is duly authorized in the premises, and who is known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 18th day of May, 2011.

/s/ Sally I. Stewart

Notary Public

My commission expires

April 2, 2013